EXHIBIT 99.2

1 Midland States Bancorp, Inc. NASDAQ: MSBI Second Quarter 2019 Earnings Call

2 Forward - Looking Statements. This presentation may contain forward - looking statements within the meaning of the federal securities laws. Forward - looking statements express management’s current expectations, forecasts of future events or long - term goals, including with respect to pending acquisitions, and may be based upon beliefs, expectations and assumptions of Midland ’s management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “esti mat e,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this presentation speak only as of th e date they are made, and Midland undertakes no obligation to update any statement. A number of factors, many of which are beyond th e ability of Midland to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance shou ld not be placed on such statements. Additional information concerning Midland and its respective businesses, including addition al factors that could materially affect Midland’s financial results, are included in Midland’s filings with the Securities and E xch ange Commission. Use of Non - GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non - GAAP financial measure s include “Adjusted Earnings,” “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Shareholders’ Equity,” “Adjusted Return on Average Tangible Common Equity,” “Efficiency Ratio,” “Tangible Common Equ ity to Tangible Assets,” “Tangible Book Value Per Share” and “Return on Average Tangible Common Equity.” The Company believes tha t these non - GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation m ay not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non - GAAP measures are provided in the Appendix section of this presentation.

Overview of 2Q19

2Q19 Earnings	• Net income of $16.4 million • Diluted EPS of $0.67
Strong Capital Generation	• Book value per share increased 2.2% to $26.66 • Tangible book value per share [(1)] increased 3.8% to $18.36 • Continued increases in all capital ratios
Solid Execution on Strategic Priorities	• Continued strong production in equipment financing • Diverse business lines generating strong contributions of noninterest income • Efficiency ratio[(1)] improves to 61.6% from 64.7% in prior quarter
HomeStar Acquisition	• Closed on July 17, 2019 • Adds attractive low-cost deposit base with excess liquidity • Expected to be ~9% accretive to EPS in 2020

Notes:
(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

3

Midland States Bancorp, Inc.

4 2Q 2019 1Q 2019 2Q 2018 Commercial loans and leases $ 1,149 $ 1,123 $ 991 Commercial real estate 1,524 1,560 1,711 Construction and land development 250 239 248 Residential real estate 552 569 602 Consumer 597 601 544 Total Loans $ 4,074 $ 4,092 $ 4,096 $4,096 $4,156 $4,138 $4,092 $4,074 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Loan Portfolio Total Loans 4 • Total loans declined $18.6 million, or 0.5%, to $4.07 billion • Decline in commercial real estate and residential real estate partially offset by continued growth in commercial loans and leases • Equipment finance balances increased $74.0 million, or 17.1%, from March 31, 2019 Loan Portfolio Mix (in millions, as of quarter - end) (in millions, as of quarter - end)

5 2Q 2019 1Q 2019 2Q 2018 Noninterest - bearing demand $ 902 $ 941 $ 1,002 Interest - bearing: Checking 1,009 969 1,025 Money market 733 802 844 Savings 442 457 461 Time 785 686 638 Brokered time 140 181 191 Total Deposits $ 4,011 $ 4,036 $ 4,160 $4,160 $4,143 $4,074 $4,036 $4,011 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Total Deposits Total Deposits 5 • Total deposits decreased $25.1 million, or 0.6%, to $4.01 billion • Decline in deposits primarily attributable to intentional reduction of brokered money market deposits of $70.5 million and brokered time deposits of $41.2 million • Core funding deposit campaigns replaced the majority of the decrease in brokered deposits Deposit Mix (in millions, as of quarter - end) (in millions, as of quarter - end)

6 $5.32 $5.47 $5.65 $4.95 $5.50 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 $3,189 $3,218 $2,945 $3,097 $3,126 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 • Total Wealth Management revenue increased 11.1% from the prior quarter • Increase attributable to an increase in trust fees • During 2Q19, assets under administration increased $28.8 million, primarily due to market performance Wealth Management Wealth Management Revenue 6 Assets Under Administration (in millions) (in millions )

7 $5.5 $1.7 $4.3 $2.5 $3.4 $46.1 $48.3 $45.1 $48.5 $45.6 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 NII Accretion Income 0.40% 0.10% 0.31% 0.17% 0.25% 3.76% 3.91% 3.59% 3.85% 3.73% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 NIM Accretion Income • Net interest income and margin increased due to higher accretion income • Excluding the impact of accretion income, net interest margin decreased 5 bps, primarily due to higher average deposit costs • Average rate on new and renewed loans was 5.61% • Expected scheduled accretion income: $1.9 million in 3Q19; $9.5 million in FY 2019 (excluding impact of HomeStar acquisition) Net Interest Income/Margin Net Interest Margin 7 Net Interest Income (in millions) $5.

8 Noninterest Income 8 • Noninterest income increased 14.7% from prior quarter • Wealth management remains largest single contributor to noninterest income • Commercial FHA revenue positively impacted by $0.6 million recapture of MSR impairment, lower loan costs and an increase in gain premiums Noninterest Income (in millions) $15.8 $18.3 $21.2 $17.1 $19.6 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 All Other Community Banking Revenue Residential Mortgage Commercial FHA Wealth Management Notes: (1) Represents service charges, interchange revenue, net gain (loss) on sale of investment securities, and other income (1)

9 Noninterest Expense and Operating Efficiency 9 • Efficiency Ratio (1) was 61.6% in 2Q19 vs. 64.7% in 1Q19 • Adjustments to non - interest expense: • Excluding these adjustments, noninterest expense decreased 1.3% on a linked - quarter basis • Decrease in noninterest expense primarily attributable to lower salaries and benefits, partially offset by an increase in professional fees Noninterest Expense and Efficiency Ratio (1) (Noninterest expense in millions) $2.2 $9.8 $0.6 $0.2 $(0.2) 67.8% 63.0% 65.5% 64.7% 61.6% $46.5 $50.3 $45.5 $41.1 $40.2 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Total Noninterest Expense Adjustments to Noninterest Expense Efficiency Ratio Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix. ($ in millions) 2Q19 1Q19 Integration and acquisition related expenses ($0.3) ($0.2) Gain on MSRs held for sale $0.5

10 Asset Quality NCO / Average Loans 10 • Net charge - offs for 2Q19 was 0.12% of average loans on an annualized basis • Provision for loan losses of $4.1 million in 2Q19 includes a specific reserve related to one credit placed on non - accrual during the prior quarter • ALLL/total loans of 0.64% and credit marks/total loans of 0.39% at June 30, 2019 Nonperforming Loans / Total Loans (Total Loans as of quarter - end) 0.69% 0.93% 1.04% 1.20% 1.24% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 0.13% 0.07% 0.21% 0.10% 0.12% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019

11 Outlook • Continued execution on protecting margin and controlling expenses resulting in solid financial performance • Low - single - digit organic loan growth expected in 2019 • HomeStar acquisition provides additional liquidity that will enhance our funding profile and increase flexibility in loan production going forward • HomeStar acquisition to be ~9% accretive to EPS in 2020, which provides foundation for solid year of earnings growth 11

12 APPENDIX

13 13 Adjusted Earnings Reconciliation (dollars in thousands, except per share data) Income before income taxes - GAAP $ 21,394 $ 18,336 $ 20,863 $ 10,933 $ 15,827 Adjustments to noninterest income: Gain (loss) on sales of investment securities, net 14 - 469 - (70) Other (23) - (1) (12) (48) Total adjustments to noninterest income (9) - 468 (12) (118) Adjustments to noninterest expense: (Gain) loss on mortgage servicing rights held for sale (515) - - 270 188 Integration and acquisition expenses 286 160 553 9,559 2,019 Total adjustments to noninterest expense (229) 160 553 9,829 2,207 Adjusted earnings pre tax 21,174 18,496 20,948 20,774 18,152 Adjusted earnings tax 4,978 4,398 4,551 5,142 3,683 Adjusted earnings - non-GAAP 16,196 14,098 16,397 15,632 14,469 Preferred stock dividends, net 34 34 34 35 36 Adjusted earnings available to common shareholders - non-GAAP $ 16,162 $ 14,064 $ 16,363 $ 15,597 $ 14,433 Adjusted diluted earnings per common share $ 0.66 $ 0.58 $ 0.67 $ 0.64 $ 0.59 Adjusted return on average assets 1.16% 1.02% 1.14% 1.09% 1.03 % Adjusted return on average shareholders' equity 10.33% 9.31% 10.85% 10.45% 9.93 % Adjusted return on average tangible common equity 15.19% 13.90% 16.46% 16.02% 15.27 % MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES For the Quarter Ended 2019 2019 2018 2018 2018 June 30,  March 31,  December 31,  September 30,  June 30,

14 14 Efficiency Ratio Reconciliation (dollars in thousands) Noninterest expense - GAAP $ 40,194 $ 41,097 $ 45,375 $ 50,317 $ 46,452 Gain (loss) on mortgage servicing rights held for sale 515 - - (270) (188) Integration and acquisition expenses (286) (160) (553) (9,559) (2,019) Adjusted noninterest expense $ 40,423 $ 40,937 $ 44,822 $ 40,488 $ 44,245 Net interest income - GAAP $ 46,077 $ 45,601 $ 48,535 $ 45,081 $ 48,286 Effect of tax-exempt income 526 543 574 585 541 Adjusted net interest income 46,603 46,144 49,109 45,666 48,827 Noninterest income - GAAP $ 19,587 $ 17,075 $ 21,170 $ 18,272 $ 15,847 Mortgage servicing rights (recapture) impairment (559) 25 (1,380) 297 500 (Gain) loss on sales of investment securities, net (14) - (469) - 70 Other 23 - 1 12 48 Adjusted noninterest income 19,037 17,100 19,322 18,581 16,465 Adjusted total revenue $ 65,640 $ 63,244 $ 68,431 $ 64,247 $ 65,292 Efficiency ratio 61.58% 64.73% 65.50% 63.02% 67.76 % MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) For the Quarter Ended 2019 2019 2018 2018 2018 June 30,  March 31,  December 31,  September 30,  June 30,

15 15 Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share (dollars in thousands, except per share data) Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 639,888 $ 624,168 $ 608,525 $ 594,146 $ 592,535 Adjustments: Preferred stock (2,684) (2,733) (2,781) (2,829) (2,876) Goodwill (164,673) (164,673) (164,673) (164,044) (164,044) Other intangibles (33,893) (35,566) (37,376) (39,228) (41,081) Tangible common equity $ 438,638 $ 421,196 $ 403,695 $ 388,045 $ 384,534 Total Assets to Tangible Assets: Total assets—GAAP $ 5,546,055 $ 5,641,780 $ 5,637,673 $ 5,724,612 $ 5,730,600 Adjustments: Goodwill (164,673) (164,673) (164,673) (164,044) (164,044) Other intangibles (33,893) (35,566) (37,376) (39,228) (41,081) Tangible assets $ 5,347,489 $ 5,441,541 $ 5,435,624 $ 5,521,340 $ 5,525,475 Common Shares Outstanding 23,897,038 23,827,438 23,751,798 23,694,637 23,664,596 Tangible Common Equity to Tangible Assets 8.20% 7.74% 7.43% 7.03% 6.96 % Tangible Book Value Per Share $ 18.36 $ 17.68 $ 17.00 $ 16.38 $ 16.25 Return on Average Tangible Common Equity (ROATCE) (dollars in thousands) Net income available to common shareholders $ 16,321 $ 13,948 $ 16,302 $ 8,462 $ 12,746 Average total shareholders' equity—GAAP $ 628,730 $ 614,210 $ 599,723 $ 593,457 $ 584,653 Adjustments: Preferred stock (2,708) (2,759) (2,812) (2,859) (2,905) Goodwill (164,673) (164,673) (164,051) (164,044) (158,461) Other intangibles (34,689) (36,438) (38,394) (40,228) (44,098) Average tangible common equity $ 426,660 $ 410,340 $ 394,466 $ 386,326 $ 379,189 ROATCE 15.34% 13.79% 16.40% 8.69% 13.48 % MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) As of June 30, March 31,  December 31,  September 30,  June 30,  2019 2019 2018 2018 2018 For the Quarter Ended 2019 2019 2018 2018 2018 June 30, March 31,  December 31,  September 30,  June 30,